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                                                                   EXHIBIT 10.11



                             SUBSCRIPTION AGREEMENT
                                     (REIT)


American Residential Investment Trust, Inc.
c/o McCown DeLeeuw & Co.
101 East 52nd Street
New York, NY  10022

Gentlemen:

        The undersigned understands that American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), is offering for sale to its initial founding shareholders up to 2,017,500 shares of its Common Stock, par value $0.01 per share (the "Shares"), having the rights, privileges and obligations as set forth in the Articles of Incorporation (the "Articles") attached hereto as Exhibit 1. The undersigned further understands that the offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to the initial founding shareholders of the Company, all of whom are "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act). The undersigned acknowledge that the investment in the Shares involves a high degree of risk and that the Company has not commenced business operations.

        l. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for that number of Shares set forth on Schedule A hereto a price per share of $10.00, which is payable as described in
Section 4 hereof.

        2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that this Subscription shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof.

        3. The Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Gibson, Dunn & Crutcher, 200 Park Avenue, New York, NY 10166 at 10:00 a.m. on February 11, 1997 or at such other time and place as the Company shall designate by notice to the undersigned.

        4. Payment for Shares. Payment for the Shares shall be received by the Company from the undersigned by cashier's check or wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth in Schedule A hereto. The Company shall deliver the Shares to the undersigned at the Closing.

        5. Registration Rights Agreement. At the Closing, the Company shall enter into the Registration Rights Agreement attached to this Agreement as
Exhibit 2.



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        6.     Representations and Warranties of the Company.  As of the
Closing, the Company represents and warrants that:

               (a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

               (b) The Company has duly authorized the issuance and sale of the Shares by all requisite corporate action.

               (c) The Shares, when issued and paid for, will represent validly authorized, duly issued and fully paid and nonassessable Shares of the Company, and the issuance thereof will not conflict with the Articles or bylaws of the Company nor with any outstanding warrant, option, call, preemptive right or commitment of any type relating to the Company's capital stock. The Shares shall have the rights, preferences and privileges set forth in the Articles.

               (d) No representation or warranty by the Company in this Agreements and no statement by an officer of the Company contained in any document, certificate or other writing furnished to the undersigned in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

        7.     Representations, Warranties and Covenants of the Undersigned.
The undersigned hereby represents and warrants to and covenants with the Company that:

               (a)    General:

                      (i) The undersigned has all requisite authority to enter
               into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

                      (ii) The undersigned is a resident of the state set forth
               on the signature page hereto and is not acquiring the Shares as an agent or otherwise for any other person.

               (b)    Information Concerning the Company:

                      (i) The undersigned is familiar with the business and
               financial condition, properties, operations and prospects of the Company. The undersigned has been given the opportunity to obtain any information necessary to evaluate the purchase of the Shares and has been furnished all such information so requested. The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the




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               offering of Shares, and all such questions have been answered to the full satisfaction of the undersigned.

                      (ii) The undersigned understands that the purchase of the
               Shares involves various risks, including those outlined in this Agreement.

                      (iii) The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment.

               (c)    Status of Undersigned:

                      (i) The undersigned has such knowledge, skill and
               experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the undersigned has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning Shares.

                      (ii) The undersigned is an "accredited investor" as
               defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares.

               (d)    Restrictions on Transfer or Sale of Shares:

                      (i) The undersigned is acquiring the Shares solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The undersigned understands that the Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions

                      (ii) The undersigned understands that the Shares are
               "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption there from, and the undersigned understands that the Company has no obligation or intention to register any of the Shares (except for the registration rights granted pursuant to the Registration Rights Agreement), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly,




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               the undersigned understands that under the Commission's rules, the undersigned may dispose of the Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that he must bear the economic risks of the investment in the Shares for an indefinite period of time.

                      (iii) The undersigned understands that there is no public
               market for the Shares or the Common Stock of the Company and such a public market may never develop.

                      (iv) The undersigned agrees: (A) that the Shares shall not be transferred, sold, assigned, encumbered, gifted, pledged, hypothecated or otherwise disposed of (a "Transfer") except upon compliance with the provisions of the Securities Act and the Articles and any attempted Transfer of any Shares other than in accordance with the terms of the Articles is void ab initio and transfers no right, title or interest in or to such Shares to the purported transferee, buyer, donee, assignee or encumbrance holder; (B) that the certificate(s) for the Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of such shares except upon compliance with the foregoing restrictions. Notwithstanding the above, the Company and the undersigned acknowledge that the shares being purchased by MDC Reit Holdings, LLC, a Delaware limited liability company ("Holdings"), are being pledged as security for obligations owed to the purchasers of senior secured notes pursuant to a Securities Purchase Agreement, dated the date hereof. The parties hereto consent to the pledge of such Shares.

                      (v) The undersigned has not offered or sold any portion of his Shares and has no present intention of dividing his Shares with others or of reselling or otherwise disposing of any portion of his Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

                      (vi) The undersigned acknowledges that neither the Company nor any other person offered to sell the Shares to it by means of any form of general advertising, such as rnedia advertising or seminars.

               (e)    Change of Control Transaction.

                      (i) The undersigned hereby agrees that upon dissolution or liquidation of the Company or the consummation of a Change of Control Transaction (as defined in Section 7(e)(ii), in which the Shares purchased hereby are being sold or otherwise settled for consideration, the undersigned shall cooperate in, and shall take all actions which stockholders holding a majority of the voting power of the




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               Company deem reasonably necessary or desirable to consummate the
               Change of Control Transaction, including, without limitation, (A) entering into agreements with third parties on terms substantially identical or better than those applicable to the holders of a majority of the outstanding shares of Common Stock (which agreements may require the undersigned to sell all of his, her or its Shares and may require representations, indemnities, holdbacks, and escrows), and (B) obtaining all governmental consents and approvals reasonably necessary or desirable to consummate such Change of Control Transaction (to the extent such consents and approvals may be obtained without any significant effort or expense by the undersigned).

                      (ii) "Change of Control Transaction" means a "Change of
               Control Transaction" (as defined in the Amended and Restated Limited Liability Company Agreement of MDC REIT Holdings, LLC, dated as of February 11, 1997, by and among the members listed on
               Schedule 1 thereto, as amended from time to time) or a transaction, approved or agreed to by the holders of a majority of the outstanding shares of Common Stock of the Company (the "Common Stock"), in which all of the business or assets of the Company, or a majority of the shares of Common Stock, are sold or otherwise transferred in an arm's-length transaction in which the form and amount of consideration per share, if any, payable to the holders of Common Stock is distributed pro rata based upon ownership of such Common Stock and in which the other significant terms of the transaction (including, but not limited to, indemnification or escrow arrangements) apply, in all material respects, equally to the holders of a majority of the outstanding shares of Common Stock and to the undersigned. The assumption by such majority stockholders of greater potential liability in a Change of Control Transaction than the undersigned shall be deemed to constitute equal treatment. A Change of Control Transaction may take the form of a majority of the outstanding voting stock of the Company, a merger or consolidation in which the holders of the outstanding voting stock of the Company before the transaction do not own a majority of the outstanding voting stock of the combined entity or a sale of all the business assets of the Company (other than an insignificant amount of immaterial assets).

        8. Legend. Each certificate for Shares (sold pursuant to this Agreement) will be imprinted with legends required under federal and state securities laws and as required by the Articles with respect to restrictions on transfer relating to qualification of the Company as an REIT.

        9. Waivers; Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

        10. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.




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        11.    Applicable Law.  This Agreement shall be governed by and
construed in accordance with the laws of the State of New York.

        12. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        13. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

        14. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

               (a)    If to the Company, to it at the following address:

                      American Residential Investment Trust, Inc.
                      c/o McCown DeLeeuw & Co.
                      101 East 52nd Street
                      New York, NY  10022
                      Attention:  David E. De Leeuw

               (b) If to the undersigned, at the address set forth on Schedule A hereto; or at such other address as either party shall have specified by notice in writing to the other.

        15. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

        16. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the undersigned, and (iii) the death or disability of the undersigned.



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        IN WITNESS WHEREOF, each of the undersigned has executed Subscription
Agreement this ___ th day of February, 1997.

                                        SUBSCRIBERS



                                        ----------------------------------
                                               John M. Robbins, Jr.
                                                  (###-##-####)

                                        ----------------------------------
                                                   Jay M. Fuller
                                                   (###-##-####)



                                        MDC REIT HOLDINGS, LLC

                                        By: Home Asset Management Corp.,
                                            its managing member

                                        By:
                                            ------------------------------
                                            David E. De Leeuw, President



Accepted as of
February ___, 1997

AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

By:     ____________________________

Name:   ____________________________

Title:  ____________________________





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                                   SCHEDULE A


                                                              Number of         Subscription
Name                       Address                             Shares             Amount
----                       -------                             ------             ------
MDC REIT                   c/o McCown DeLeeuw                 2,000,000         $20,000,000
Holdings, LLC              101 East 52nd Street
                           New York, NY  10022

John M. Robbins, Jr.       P.O. Box 9668                        10,000            $100,000
                           17444 Circa Oriente
                           Rancho Sante Fe, CA  92067

Jay M. Fuller              P.O. Box 675491                      7,500             $75,000
                           6621 Camino Saucito
                           Rancho Sante Fe, CA  92067






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                                    EXHIBIT 1


                            ARTICLES OF INCORPORATION

                                    EXHIBIT 2


                          REGISTRATION RIGHTS AGREEMENT